Exhibit 10.25
AMENDMENT NO. 1
TO THE NACCO INDUSTRIES, INC.
EXCESS RETIREMENT PLAN
(Effective January 1, 2008)
          NACCO Industries, Inc. hereby adopts this Amendment No. 1 to the NACCO Industries, Inc. Excess Retirement Plan (Effective January 1, 2008) (the “Plan”), to be effective as of the close of business on December 31, 2009. Words used herein with initial capital letters which are defined in the Plan are used herein as so defined.
Section 1
          Section 3.4 of the Plan is hereby amended in its entirety to read as follows:
     “The Participant described in Section 2.10(c) of the Plan shall have credited to his Transitional Sub-Account an amount (the “Transitional Benefits”) equal to (a) $60,433 on December 31, 2008 and (b) $62,850 on December 31, 2009 and each following December 31st; provided that the Participant is employed by the Company on such date(s).”
EXECUTED this 13th day of November, 2009.

NACCO INDUSTRIES, INC.
By:	/s/ Charles A. Bittenbender
Title: Vice President, General Counsel and Secretary

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